United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 28, 2022

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2022, SPI Energy Co., Ltd. (the “Company”) entered into an Amendment to Convertible Promissory Note (the “Amendment to June Note”) with Streeterville Capital, LLC (the “Lender”). The Company previously issued to the Lender a Convertible Promissory Note dated June 9, 2021 in the principal amount of $4,210,000.00 (the “June Note”). Pursuant to the Amendment to June Note, the parties agreed to extend the maturity date for the June Note until June 9, 2023. In consideration of the Lender’s grant of the extension, its fees incurred in preparing the Amendment to June Note and other accommodations set forth therein, the Company agreed to pay to the Lender an extension fee equal to two percent (2%) of the outstanding balance of the June Note, which equals $30,068.44. In addition, the Company agreed to reduce the aggregate outstanding balance of the June Note together with the outstanding balance of the September Note (as defined below) and November Note (as defined below) issued by the Company in favor of the Lender in accordance with the following schedule: (a) at least $350,000 in November 2022; (b) at least $400,000 in December 2022; (c) at least $450,000 in January 2023; and (d) at least $500,000 for each month thereafter until the June Note, the September Note and the November Note are both paid in full. A fee equal to one percent (1%) of the outstanding balance of the June Note will be added to the outstanding balance for each month in which the Company fails to comply with the foregoing minimum aggregate balance reduction schedule. In addition, if the Company fails to reduce the aggregate outstanding balance of the June Note,the September Note and the November Note by the required monthly amount in four (4) separate months, then the Lender has the right to call an Event of Default (as defined in the June Note) with respect to such failure at any time thereafter.

On October 28, 2022, the Company entered into an Amendment to Convertible Promissory Note (the “Amendment to September Note”) with the Lender. The Company previously issued to the Lender a Convertible Promissory Note dated September 30, 2021 in the principal amount of $4,210,000.00 (the “September Note”). Pursuant to the Amendment to September Note, the parties agreed to extend the maturity date for the September Note until September 30, 2023. In consideration of the Lender’s grant of the extension, its fees incurred in preparing the Amendment to September Note and other accommodations set forth therein, the Company agreed to pay to the Lender an extension fee equal to two percent (2%) of the outstanding balance of the September Note, which equals $71,893.51. In addition, the Company agreed to reduce the aggregate outstanding balance of the September Note together with the outstanding balance of the June Note and the November Note in accordance with the following schedule: (a) at least $350,000 in November 2022; (b) at least $400,000 in December 2022; (c) at least $450,000 in January 2023; and (d) at least $500,000 for each month thereafter until the September Note, the June Note and the November Note are both paid in full. A fee equal to one percent (1%) of the outstanding balance of the September Note will be added to the outstanding balance for each month in which the Company fails to comply with the foregoing minimum aggregate balance reduction schedule. In addition, if the Company fails to reduce the aggregate outstanding balance of the September Note, the June Note and the November Note by the required monthly amount in four (4) separate months, then the Lender has the right to call an Event of Default (as defined in the September Note) with respect to such failure at any time thereafter.

On October 28, 2022, the Company entered into an Amendment to Convertible Promissory Note (the “Amendment to November Note”) with the Lender. The Company previously issued to the Lender a Convertible Promissory Note dated November 12, 2021 in the principal amount of $4,210,000.00 (the “November Note”). Pursuant to the Amendment to November Note, the maturity date for the November Note will automatically be extended until November 12, 2023 upon the Lender’s receipt of an extension fee as described below. In consideration of Lender’s grant of the extension, its fees incurred in preparing the Amendment to November Note and other accommodations set forth therein, the Company agreed to pay to Lender an extension fee equal to two percent (2%) of the outstanding balance of the November Note as of November 12, 2022, which equals $93,183.41. The November Note extension fee will be paid via wire transfer of immediately available funds on or before November 12, 2022. The Company agreed to reduce the aggregate outstanding balance of the November Note together with the outstanding balance of the June Note and the September Note in accordance with the following schedule: (a) at least $350,000 in November 2022; (b) at least $400,000 in December 2022; (c) at least $450,000 in January 2023; and (d) at least $500,000 for each month thereafter until the November Note, the June Note and September Note are all paid in full. A fee equal to one percent (1%) of the outstanding balance of the November Note will be added to the outstanding balance for each month in which the Company fails to comply with the foregoing minimum aggregate balance reduction schedule. In addition, if the Company fails to reduce the aggregate outstanding balance of the November Note , the June Note and September Note by the required monthly amount in four (4) separate months, then the Lender has the right to call an Event of Default (as defined in the November Note) with respect to such failure at any time thereafter.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment to June Note, the Amendment to September Note and the Amendment to November Note, a copy of each of which is filed as Exhibits 4.1, 4.2 and 4.3 hereto, and each of which is incorporated herein by reference.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
4.1	Amendment to Convertible Promissory Note, dated October 28, 2022
4.2	Amendment to Convertible Promissory Note, dated October 28, 2022
4.3	Amendment to Convertible Promissory Note, dated October 28, 2022
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

November 2, 2022	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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